UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 19, 2025, a shareholder derivative suit was filed in the U.S. District Court for the Eastern District of Virginia against MicroStrategy Incorporated d/b/a Strategy (the “Company”) officers and/or directors Michael J. Saylor, Phong Q. Le, Stephen X. Graham, Andrew Kang, Jarrod M. Patten, Carl J. Rickertsen, and former director Leslie J. Rechan, and against the Company as nominal defendant. The plaintiff, Abhey Parmar, purports to assert claims on behalf of the Company against the individual defendants for breaches of fiduciary duties, unjust enrichment, abuse of control, gross mismanagement, waste, and contribution. The complaint makes claims based on factual allegations similar to those asserted in the Hamza securities litigation, which the Company disclosed in its Current Report on Form 8-K filed on May 19, 2025, namely that the individual defendants caused or allowed the Company to make false or misleading disclosures or omissions, and failed to correct such false or misleading disclosures or omissions, concerning the risks and financial impact associated with the Company’s adoption of Accounting Standards Update No. 2023-08, Intangibles—Goodwill and Other—Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets, the risks associated with bitcoin’s volatility, and the profitability of the Company’s bitcoin-driven strategy and treasury operations. The complaint also alleges the individual defendants caused the Company to fail to maintain adequate internal controls, and that four of the defendants—Messrs. Le, Kang, Graham, and Rechan—allegedly engaged in insider selling because they sold shares of the Company’s stock at various times from April 30, 2024 to April 4, 2025. We intend to vigorously defend against these claims. At this time, we cannot predict the outcome, or provide a reasonable estimate or range of estimates of the possible outcome or loss, if any, in this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2025	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel